UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): December 19, 2023
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment Number One to the Amended and Restated Credit and Security Agreement with Flagstar Bank, National Association

On December 19, 2023, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc, as borrower (the “Company”), entered into Amendment Number One (“Amendment One”) to the Amended and Restated Credit and Security (the “Credit Agreement”), dated as of June 30, 2023, with Flagstar Bank, National Association, as administrative agent on behalf of the lenders (the “Administrative Agent”), and Flagstar Bank, National Association, as a lender and the other lenders party thereto (collectively, the “Lenders”), pursuant to which the Lenders provide the Company with a revolving line of credit secured by certain of the Company’s mortgage servicing rights under the servicing agreement with Freddie Mac and other collateral listed therein. The primary purposes of Amendment One are to (a) extend the Termination Date to December 20, 2024 and (b) increase the amount available under the facility to $540 million via certain ancillary agreements thereto.

The foregoing description of Amendment One does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment One, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Joinder to the Amended and Restated Credit Agreement with Flagstar Bank, National Association
On December 19, 2023, the Company, as borrower, entered into the Joinder (the “Joinder”) to the Credit Agreement with the Administrative Agent on behalf of the Lenders. The purpose of the Joinder was to add Capital One, National Association as a Lender under the credit facility.

The foregoing description of the Joinder does not purport to be complete and is qualified in its entirety by reference to the full text of Joinder, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment Number Five to Master Repurchase and Securities Agreement with Bank of Montreal

On December 20, 2023, the Company, as seller, entered into Amendment Number Five (“Amendment Five”) to the Master Repurchase Agreement and Securities Contract, dated as of September 23, 2021 (the “BMO MRA”), with Bank of Montreal, a Canadian Chartered bank acting through its Chicago Branch, as buyer (“BMO”), pursuant to which the Company may sell to BMO, and later repurchase, certain residential mortgage loans. The primary purpose of Amendment Five and certain ancillary agreements was to amend the BMO MRA to permit the financing of certain scratch and dent residential mortgage loans.

The foregoing description of Amendment Five does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment Five, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment Number One to the Amended and Restated Credit and Security Agreement, dated as of December 19, 2023, among loanDepot.com, LLC, as borrower, Flagstar Bank, National Association, as administrative agent, and Flagstar Bank, National Association, as a lender and the other lenders party thereto.

10.2
Joinder, dated as of December 19, 2023, to the Amended and Restated Credit Agreement by and among loanDepot.com, LLC, as borrower, Flgastar Bank, National Association, as administrative agent on behalf of the lenders party to the Credit Agreement.

10.3
Amendment Number Five to Master Repurchase Agreement and Securities Contract, dated December 20, 2023, by and between Bank of Montreal, a Canadian Chartered bank acting through its Chicago Branch, and loanDepot.com, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: December 21, 2023